                   FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT, dated as of January 16, 1996, amends and modifies a certain Credit and Security Agreement, dated as of December 19, 1995 (the "Credit Agreement"), between FBS BUSINESS FINANCE CORPORATION, a Delaware corporation (the "LENDER"), and CRYENCO, INC., a Colorado corporation and CRYENCO SCIENCES, INC., a Delaware corporation (collectively and/or individually the "BORROWER"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

                                PRELIMINARY STATEMENT

      WHEREAS, the Borrower and the Lender desire to amend the Credit Agreement as hereinafter set forth;

      NOW, THEREFORE, for value received, the Borrower and the Lender agree as follows:

                                ARTICLE I - AMENDMENTS

      1.1 BORROWER. The Credit Agreement and SUPPLEMENT A thereto are hereby amended to add Cryenex, Inc., a Delaware corporation, as a "Borrower". All references to the Borrower therein and in any Loan Document shall include Cryenex, Inc.

      1.2 DEFINITIONS. The following definitions of the terms "ALT" and "Cryenex" are hereby added to SECTION 1.1 of the Credit Agreement:

            "ALT": Applied LNG Technologies USA, LLC, a Delaware limited liability company, whose members are Cryenex and Golden Spread Energy, Inc.

            "CRYENEX":  Cryenex, Inc., a Delaware corporation.

            "REPURCHASE OBLIGATION": The obligation of CSI to repurchase from either The CIT Group/Equity Investments, Inc. or Chemical Bank warrants held by either such entity for issuance of common stock of CSI.

      1.3 GRANT OF SECURITY INTEREST. SECTION 3.1 (d) of the Credit Agreement is hereby amended in its entirety to read as follows:

            (d) General Intangibles (excluding the membership interest of Cryenex in ALT;

      1.4 ORGANIZATION. SECTION 4.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            4.1 ORGANIZATION. Each of Cryenco, CSI and Cryenex is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its respective incorporation. Each of Cryenco, CSI and Cryenex is in good standing and is duly qualified to do business in each state where, because of the nature of its respective activities or properties, such qualification is required. On the date hereof, each of Cryenco, CSI and Cryenex conducts business in its own name exclusively and has no trade names, styles or doing business forms except as disclosed on SCHEDULE 4.1. Cryenco's taxpayer identification number is I.D. No. 84-0767496. CSI's taxpayer identification number is I.D. No. 52-1471630. As of January 16, 1996, Cryenex has filed an application for a taxpayer identification number, but no number has been assigned.

      1.5 RESTRICTED PAYMENTS. SECTION 6.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

            6.8 RESTRICTED PAYMENTS. Purchase or redeem or otherwise acquire for value any shares of the Borrower's stock or any warrants for the issuance of the Borrower's stock (other than the issuance of common stock for warrants), or declare or pay any dividends thereon (other than stock dividends, dividends payable to the Borrower and dividends payable with respect to the preferred stock of CSI which is issued and outstanding as of the date of this Agreement or is issued and outstanding subsequent hereto in the form of dividends on preferred stock of CSI), or make any distribution to stockholders as such (other than the Borrower) or set aside any funds for any such purpose, or prepay, purchase or redeem any subordinated Indebtedness of the Borrower prior to the scheduled maturity thereof (except for prepayments to The CIT Group/Equity Investments, Inc. in respect of the Senior Subordinated Note due 1998 and dated September 3, 1991, issued by the Borrower's predecessors in interest, in the original amount of $2,200,000, as long as any such prepayment is made when there has not occurred and is continuing an Event of Default or an Unmatured Event of Default under this Agreement and so long as any such prepayment would not result in an Event of Default or Unmatured Event of Default) or use any proceeds of Collateral or any proceeds of Loans to make any scheduled payment to The CIT Group/Equity Investments, Inc. in respect of the above-mentioned Senior Subordinated Note at any time when there has occurred and is continuing an Event of Default or an

            Unmatured Event of Default or if the making of such payment would result in the occurrence of any Event of Default or Unmatured Event of Default; or make any payment to Charterhouse Group International, Inc. in respect of management fees unless and only to the extent that the amount of the Borrowing Base exceeds the amount of the Obligations by at least $500,000 immediately after the payment and PROVIDING FURTHER, that prior to and after the making of any such payment to Charterhouse Group International, Inc., there has not occurred an Event of Default or an Unmatured Event of Default under this Agreement.

      1.6 INVESTMENTS. Clause (g) of SECTION 6.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

            (g) Investments in ALT not exceeding $1,200,000 during the Borrower's 1996 fiscal year, and for any fiscal year thereafter, Investments in ALT which do not exceed in the aggregate the amount by which the consolidated EBITDA of the Borrower during the most recent four consecutive fiscal quarters exceeds the sum of their consolidated unfinanced capital expenditures, cash taxes, interest payments, dividends and mandatory debt retirement payments during the same four consecutive fiscal quarters, by at least 25%, PROVIDED, HOWEVER, that no such Investments shall be permitted after the occurrence and during the continuance of any Event of Default or any Unmatured Event of Default under this Agreement or if such Investment would result in the occurrence of an Event of Default or Unmatured Event of Default, and PROVIDED, FURTHER that Investments in ALT in excess of $490,000 made during the term of this Agreement shall be in the nature of extensions of credit to ALT, which extensions of credit shall be evidenced by one or more promissory notes containing terms and conditions reasonably satisfactory to the Lender and such promissory notes shall be pledged to the Lender to secure payment and performance of the Obligations;

      1.7 USE OF PROCEEDS. SECTION 6.16 of the Credit Agreement is hereby amended in its entirety to read as follows:

            6.16 USE OF PROCEEDS. Use or permit any proceeds of the Loans to be used (a) either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulation U of the Federal Reserve Board, as amended from time to time, and furnish to the

            Lender upon request, a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of the Federal Reserve Board or (b) for purposes other than the working capital needs and general business purposes of Cryenco, including uses permitted by this Agreement.

      1.8 EVENTS OF DEFAULT. SECTION 7.1(c) is amended in its entirety to read as follows:

            (c) ACCELERATION OF OTHER INDEBTEDNESS. Any event or condition shall occur which results in the acceleration of the maturity of any Indebtedness of, or guaranteed by, the Borrower or any other Obligor or in the enforcement of any Repurchase Obligation or enables the holder or holders of such other Indebtedness or any trustee or agent for such holders (any required notice of default having been given and any applicable grace period having expired) to accelerate the maturity of such other Indebtedness or enables the holder of any Repurchase Obligation or any trustee or agent for such holder to enforce any Repurchase Obligation;

      1.9 SCHEDULE 6.11. SCHEDULE 6.11 is amended in its entirety in the form attached hereto as AMENDED SCHEDULE 6.11.

      1.10 CONSTRUCTION. All references in the Credit Agreement to "this Agreement," "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment.

                     ARTICLE II - REPRESENTATIONS AND WARRANTIES

      2.1 AUTHORIZATION; VALIDITY AND BINDING EFFECT. To induce the Lender to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Lender that it is duly authorized to execute and deliver this Amendment and each other document delivered in connection herewith, and to perform its obligations under the Credit Agreement as amended hereby and each other document delivered in connection herewith, that this Amendment and the other documents delivered in connection herewith constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, and that the Borrower has taken all action necessary under its Articles of Incorporation, Bylaws and applicable law regarding the transactions contemplated herein.

      2.2 AFFIRMATION OF REPRESENTATIONS AND WARRANTIES. The Borrower hereby restates all the representations and warranties in Article IV of the Credit Agreement and affirms to the Lender that such representations and warranties are true and correct as though made on the date hereof the same as if made on the date hereof and fully set forth herein, except for changes that are permitted by the terms of the Credit Agreement.

      2.3 WARRANTS. All outstanding warrants for the issuance of common stock of CSI and the holders thereof are listed on SCHEDULE 2.3 hereto. CSI has delivered to the Lender, concurrent with the execution and delivery of this Amendment true, correct and complete copies of all documents with respect to which CSI and Chemical Bank are parties and that embody all agreements between CSI and Chemical Bank with respect to CSI warrants held by Chemical Bank, including all amendments, modifications and supplements to any such documents.

      2.4 JOINT VENTURE AGREEMENT. The Borrower has delivered to the Lender true, correct and complete copies of all documents that embody the joint venture agreement for ALT, including all amendments, modifications and supplements thereto.

                          ARTICLE III - CONDITIONS PRECEDENT

      This Amendment shall become effective on the date first set forth above; PROVIDED, HOWEVER, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

      3.1 WARRANTIES. Before and after giving effect to this Amendment, the representations and warranties in Article IV of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

      3.2 DEFAULTS. Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

      3.3 DOCUMENTS. The following shall have been delivered to the Lender, each duly executed and dated, or certified, as of the date hereof, as the case may be:

            (a) RESOLUTIONS. Certified copies of resolutions of the Board of Directors of each of Cryenco, CSI and Cryenex authorizing or ratifying the execution, delivery and performance, respectively, of this Amendment and other documents provided for in this Amendment.

            (b) CONSENTS. Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

            (c) INCUMBENCY AND SIGNATURES. A certificate of the Secretary or an Assistant Secretary of Cryenex certifying the names of the officer or officers of Cryenex authorized to sign this Amendment and other documents provided for in this Amendment, together with a sample of the true signature of each such officer.

            (d) CERTIFICATE OF INCORPORATION AND BY-LAWS. A certified copy of the Certificate or Articles of Incorporation and the By-laws of Cryenex, certified by the Secretary or an Assistant Secretary of Cryenex.

            (e) CERTIFICATE OF GOOD STANDING. A certificate of good standing as to Cryenex issued by the Secretary of State of the state in which Cryenex is organized, and each other state in which the failure of Cryenex to be in good standing would constitute an Adverse Event or have a material adverse effect on the Lender's rights in any Collateral or Third Party Collateral.

            (f) FINANCING STATEMENTS. UCC-1 financing statements executed by Cryenex and substantially in the form of financing statements executed and delivered to the Lender by CSI and Cryenco.

Notwithstanding the opening paragraph of this Article III, the certificate of good standing may be delivered no later than ten days following the date hereof.

                                 ARTICLE IV - GENERAL

      4.1 EXPENSES. The Borrower agrees to reimburse the Lender upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with the preparation of this Amendment and in enforcing the obligations of the Borrower hereunder, and to pay and save the Lender harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

      4.2 COUNTERPARTS. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

      4.3 SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

      4.4 LAW. This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

      4.5 SUCCESSORS; ENFORCEABILITY. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.



                         [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                       FBS BUSINESS FINANCE CORPORATION


                                       By /s/ William C. Phelps
                                          --------------------------------------
                                         Its  Vice President
                                             -----------------------------------

                                       CRYENCO, INC.


                                       By /s/ James A. Raabe
                                          --------------------------------------
                                         Its  CFO
                                             -----------------------------------


                                       CRYENCO SCIENCES, INC.


                                       By /s/ James A. Raabe
                                          --------------------------------------
                                         Its  CFO
                                             -----------------------------------


                                       CRYENEX, INC.


                                       By  /s/ James A. Raabe
                                          --------------------------------------
                                         Its  Secretary
                                             -----------------------------------